SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 5, 2008

                        China 9D Construction Group, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                   000-51224                    56-2504276
        ------                   ---------                    ----------
       State of                 Commission                    IRS Employer
     Incorporation              File Number                   I.D. Number

             4F Jia De Plaza, No. 118 Qing Chun Road, Hangzhou City
                      Zhejiang Province, P.R. China 310000.
                     Address of principal executive offices

                 Registrant's telephone number: 86 571 8722 0222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

            On December 5, 2008, the China 9D Construction Group, Inc. (the "Company") entered into an agreement with the former shareholders of China Decoration Group Limited ("CDG"), its wholly-owned subsidiary, to unwind the Company's acquisition of CDG. Under the terms of the agreement, the former shareholders of CDG will receive all of the outstanding shares of CDG in exchange for a total of 46,130,132 shares of the Company's common stock issued in connection with the Company's acquisition of CDG pursuant to an Agreement and Plan of Merger dated as of August 10, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Agreement dated as of December 5, 2008 between the Company and the former shareholders of CDG.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2008

                                               CHINA 9D CONSTRUCTION GROUP, INC.


                                               By: /s/ Zheng Ying
                                                   -----------------------------
                                                   Zheng Ying
                                                   Chief Executive Officer

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                                  Exhibit Index

10.1 Agreement dated as of December 5, 2008 between the Company and the former shareholders of CDG.